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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-21806

___________________________________

Asset Allocation Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices)           (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street
Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code:     (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for one of its series, Asset Allocation Trust, for the year ended December 31, 2008. This series has December 31 fiscal year end.

Date of reporting period:     December 31, 2008

Item 1 –  Reports to Stockholders.

Evergreen Asset Allocation Trust
Evergreen Asset Allocation Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
ASSET ALLOCATION TRUST
10	CONSOLIDATED FINANCIAL HIGHLIGHTS
11	CONSOLIDATED SCHEDULE OF INVESTMENTS
24	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
25	CONSOLIDATED STATEMENT OF OPERATIONS
26	CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
27	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
34	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
35	ADDITIONAL INFORMATION
EVERGREEN ASSET ALLOCATION FUND
39	FINANCIAL HIGHLIGHTS
44	STATEMENT OF ASSETS AND LIABILITIES
45	STATEMENT OF OPERATIONS
46	STATEMENTS OF CHANGES IN NET ASSETS
48	NOTES TO FINANCIAL STATEMENTS
55	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
56	ADDITIONAL INFORMATION
68	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund and Asset Allocation Trust will file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the proxy voting policies and procedures for the fund and Asset Allocation Trust, as well as information regarding how they voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

February 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Asset Allocation Trust and Evergreen Asset Allocation Fund for the twelve-month period ended December 31, 2008 (the “period”).

After contracting in the fourth quarter of 2007, the U.S. economy made gains in the first half of 2008. These gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. At the same time, home prices continued to fall and job losses persisted. September 2008 marked a crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”). The program was initially intended to be used to purchase distressed mortgage-related securities, however, one month after TARP’s approval the Treasury decided against it. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During this period of unprecedented events, the management team of Evergreen Asset Allocation Fund and Asset Allocation Trust maintained asset allocations consistent with the fund’s objective and discipline by adjusting weightings among equity and fixed income strategies based on an assessment of relative values and opportunities in markets throughout the world.

LETTER TO SHAREHOLDERS continued

As we look back over the extraordinary series of events during the period, we believe it is vitally important for all investors to keep perspective and remain focused on their long-term strategies. Most importantly, we continue to urge investors to pursue fully-diversified strategies in order to participate in future market gains and limit the risks of potential losses. If they haven’t already done so, we encourage individual investors to work with their financial advisors to develop a diversified, long-term strategy and, most importantly, to adhere to it. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

After the merger, new interim advisory agreements between the Evergreen Funds and EIMC went into effect, as did new interim sub-advisory agreements with each sub-advisor to the Evergreen Funds. These interim agreements will be in effect until no later than March 19, 2009. Shareholders of the Evergreen Funds will meet on or around February 12, 2009 to consider definitive advisory and sub-advisory agreements for the Evergreen Funds, which would replace the interim agreements.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

Evergreen Asset Allocation Fund

FUND AT A GLANCE

as of December 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager1:

Ben Inker, CFA

[1]

The fund invests all of its assets directly in Asset Allocation Trust, a mutual fund managed by Grantham, Mayo, Van Otterloo & Co. LLC. Day-to-day management of Asset Allocation Trust is performed by Ben Inker.

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style boxes are based on a portfolio date as of 12/31/2008 and the fund’s investment in Asset Allocation Trust.

Each style box is representative of the investments in Asset Allocation Trust.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 7/29/1996

Class inception date	Class A 7/29/1996	Class B 10/3/2002	Class C 10/3/2002	Class I 10/3/2002	Class R 10/10/2003

Nasdaq symbol	EAAFX	EABFX	EACFX	EAIFX	EAXFX

Average annual return*

1-year with sales charge	-26.78%	-26.09%	-23.48%	N/A	N/A

1-year w/o sales charge	-22.31%	-22.94%	-22.85%	-22.12%	-22.52%

5-year	1.08%	1.26%	1.56%	2.55%	2.07%

10-year	4.64%	4.51%	4.52%	5.54%	5.05%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance for Classes A, B, C, I and R prior to 10/3/2002 is based on the performance of Class III of the fund’s predecessor fund, GMO Global Balanced Allocation Fund. Prior to 10/3/2002, returns have been adjusted downward to reflect the Evergreen fund’s higher direct fund operating expenses including 12b-1 fees in effect at its inception. These fees were 1.06% for Class A, 1.81% for Classes B and C, 0.81% for Class I and 1.31% for Class R. 12b-1 fees are 0.25% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not and Class III of the predecessor fund did not pay a 12b-1 fee. Historical performance for Class R from 10/3/2002 to 10/10/2003 is based on the performance of Class A and has not been adjusted to reflect the effect of the 12b-1 fee for Class R. If these fees had been reflected, returns for Class R would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

Evergreen Asset Allocation Fund

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Asset Allocation Fund Class A shares versus a similar investment in the Barclays Capital Aggregate Bond Index (BCABI), the GMO Global Balanced Index^ (GMOGBI), the Morgan Stanley Capital International All Country World Index (MSCI ACWI) and the Consumer Price Index (CPI).

The BCABI, the GMOGBI and the MSCI ACWI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the underlying funds and the buying and selling of bonds by the underlying funds. Bond funds have the same inflation, interest rate and credit risks as the individual bonds held by the underlying funds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

Because the fund invests primarily in other mutual funds, the fund will incur fees and expenses indirectly as a shareholder of the underlying funds.

For more information regarding the expenses of the underlying funds, see the fund’s prospectus.

^

The GMOGBI is a composite benchmark computed by GMO. Prior to May 1, 2007, the GMOGBI consisted of (1) the S&P 500 Index; (2) the MSCI ACWI ex-US; and (3) the BCABI in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI ex-U.S.), and 35% (BCABI). Effective May 1, 2007, the GMOGBI consists of (1) the MSCI ACWI; and (2) the BCABI in the following proportions: 65% (MSCI ACWI), and 35% (BCABI).

All data is as of December 31, 2008, and subject to change.

PORTFOLIO MANAGER COMMENTARY

Evergreen Asset Allocation Fund’s Class A shares returned -22.31% for the twelve-month period ended December 31, 2008, excluding any applicable sales charges. During the same period, the BCABI returned 5.24%, the GMOGBI returned -27.99% and the MSCI ACWI returned -42.20%.

Evergreen Asset Allocation Fund’s objective is to seek total return.

Investment process

The year 2008 was a very difficult period for both equity and fixed income markets around the world. Failing banks, a global credit crisis, and depressed economies in many countries sent investors fleeing for the safety of government-backed securities. Risky issues were shunned and market indexes in every corner of the globe recorded steep declines.

In this environment, we used a variety of funds to position the portfolio defensively. Generally, we favored developed markets for the equity portion of the fund and shorter duration issues and U.S. bonds on the fixed income side. Although it was challenging to make money this past year, values abounded, and we took advantage of this trend whenever possible. We began the year defensively favoring fixed income, but as equity valuations became more attractive, we shifted our focus. By year’s end, the fund had about 55% of its assets in equities, with 30% in U.S. equities, and 25% in non-U.S. equities, including emerging markets. The remainder of the portfolio was split between bonds at 33% of the portfolio, and 12% in other short duration investments.

Contributors to performance

Overall, security selection in developed equity markets was a positive, particularly in the United States. In fact, when the year started, we shifted assets out of International Developed Markets and into U.S. Quality, as valuations for U.S. blue chips became more compelling relative to non-U.S. markets. The move proved advantageous, with our GMO U.S. Quality Equity Fund and GMO U.S. Core Equity Fund both outperforming the S&P 500 Index. Underweight to emerging markets also helped performance.

On the fixed income side, we sold out of inflation-indexed bonds early in the year as yields in that market declined, and shifted assets into short duration funds. Although the reallocation was not an altogether resounding success, our stakes in GMO Alpha Only Fund and GMO Special Situations Fund proved beneficial. An overweight to fixed income through most of the year also helped performance as equities in general lost their luster with risk-averse investors.

Detractors from performance

Although an overweight to fixed income initially helped counterbalance losses in equity holdings, a few of these positions ultimately proved a drag on performance. By the end of the year, the market for asset-backed securities dried up and the value of our holdings in that sector plummeted. In addition, the low duration of our fixed income portfolio was a detractor in the final quarter as Treasury bond yields fell to historically low levels. Our

PORTFOLIO MANAGER COMMENTARY continued

GMO Domestic Bond Fund and GMO Strategic Fixed Income Fund were down by the end of the year, largely due to markdowns of our asset-backed securities.

Portfolio management outlook

On a long-term basis, we currently are more bullish about the global securities markets than we have been in many years. Global equities are at their cheapest levels since the late 1980s and fixed income issues (other than Treasury bonds) are at very attractive yields, in our opinion. We have accordingly moved money back into equities, selling some of our holdings in the GMO Alpha Only Fund and GMO Special Situations Fund, as of this writing. We also feel that our bond portfolios now provide an excellent return opportunity and are holding on to them.

The portfolio is still somewhat defensively biased, however. While equities—and indeed risky assets of all kinds—have seen their prices fall to attractive levels, the global economic situation is dire, and we currently believe that bankruptcies and distress may rise to levels higher than anything seen since the Great Depression. Accordingly, we continue to focus our equity portfolios towards companies that we believe will be survivors even in a prolonged, deep global recession, and have retained a fair bit of ‘dry powder’ in the form of our Alpha Only and Special Situations Funds to be in a position to buy equities should they overshoot fair value and wind up very undervalued as investors lose heart.

Given the economic backdrop, we would not be surprised if equities have a difficult year in 2009. But if equity markets do reach new lows driven by a diet of continuing bad economic news, we believe it may prove to be the best opportunity for buying equities in over 20 years.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Asset Allocation Trust

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2008	12/31/2008	During Period†

Actual	$1,000.00	$833.70	$0.00
Hypothetical
(5% return before expenses)	$1,000.00	$1,025.14	$0.00

†	Expenses are equal to the annualized expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 184 / 366 days.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2008	12/31/2008	During Period††

Actual	$1,000.00	$833.70	$1.98
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.97	$2.19

††

The expense ratios include the annualized direct and indirect operating expenses of the underlying funds in which the Trust invests as of 12/31/2008. The indirect expenses were estimated to be 0.43%. Expenses of the Trust are equal to the annualized expense ratio of 0.43% multiplied by the average account value over the period, multiplied by 184 / 366 days.

ABOUT YOUR FUND’S EXPENSES continued

Evergreen Asset Allocation Fund

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2008	12/31/2008	During Period*

Actual
Class A	$1,000.00	$829.95	$3.82
Class B	$1,000.00	$826.31	$7.25
Class C	$1,000.00	$827.17	$7.26
Class I	$1,000.00	$830.45	$2.71
Class R	$1,000.00	$828.69	$4.96
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.96	$4.22
Class B	$1,000.00	$1,017.19	$8.01
Class C	$1,000.00	$1,017.19	$8.01
Class I	$1,000.00	$1,022.17	$3.00
Class R	$1,000.00	$1,019.71	$5.48

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.83% for Class A, 1.58% for Class B, 1.58% for Class C, 0.59% for Class I and 1.08% for Class R), multiplied by the average account value over the period, multiplied by 184 / 366 days.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2008	12/31/2008	During Period**

Actual
Class A	$1,000.00	$829.95	$5.80
Class B	$1,000.00	$826.31	$9.23
Class C	$1,000.00	$827.17	$9.23
Class I	$1,000.00	$830.45	$4.69
Class R	$1,000.00	$828.69	$6.94
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.80	$6.39
Class B	$1,000.00	$1,015.03	$10.18
Class C	$1,000.00	$1,015.03	$10.18
Class I	$1,000.00	$1,020.01	$5.18
Class R	$1,000.00	$1,017.55	$7.66

**

For each class of the fund, the expense ratios include the annualized direct and indirect expenses of the underlying funds in which Asset Allocation Trust invests as of 12/31/2008. The indirect expenses were estimate to be 0.43%. For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.02% for Class I and 1.51% for Class R), multiplied by the average account value over the period, multiplied by 184 / 366 days.

Asset Allocation Trust

CONSOLIDATED FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

	2008	2007	2006	2005[1,2]

Net asset value, beginning of period	$11.57	$11.57	$10.77	$10.93

Income from investment operations
Net investment income (loss)	0.70 [3]	0.42	0.36 [3]	0.24 [3]
Net realized and unrealized gains or losses on investments	(3.15)	0.47	0.97	0.03

Total from investment operations	(2.45)	0.89	1.33	0.27

Distributions to shareholders from
Net investment income	0	(0.29)	(0.36)	(0.23)
Net realized gains	(0.35)	(0.60)	(0.17)	(0.20)

Total distributions to shareholders	(0.35)	(0.89)	(0.53)	(0.43)

Net asset value, end of period	$8.77	$11.57	$11.57	$10.77

Total return	(21.71%)	7.96%	12.34%	2.51%

Ratios and supplemental data
Net assets, end of period (thousands)	$7,399,817	$11,516,725	$10,269,513	$7,731,034
Ratios to average net assets
Expenses including reimbursements[4]	0%	0%	0%	0%[5]
Expenses excluding reimbursements[4]	0%	0%	0%	0%[5]
Net investment income (loss)	6.78%	3.69%	3.19%	7.64%[5]
Portfolio turnover rate	63%	55%	19%	5%

1	For the period from September 16, 2005 (commencement of operations), to December 31, 2005.
2

Certain information for the period ended December 31, 2005 has been adjusted to maintain the historical tax cost of the underlying investments of the Trust. These adjustments have no impact to the net assets of the Trust.

3	Net investment income (loss) per share is based on average shares outstanding during the period.
4	Excludes expenses incurred indirectly through investment in underlying funds.
5	Annualized

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2008

	Principal
	Amount	Value

ASSET-BACKED SECURITIES 4.4%
FIXED-RATE 0.2%
Citibank Credit Card Issuance Trust, Ser. 2004-A2, Class A, 4.17%, 05/24/2013	$3,800,000	$4,526,412
Daimler Chrysler Auto Trust, Ser. 2008-B, Class A4A, 5.32%, 11/10/2014	3,000,000	2,228,820
DB Master Finance, LLC, Ser. 2006-1, Class A2, 5.77%, 06/20/2031	3,100,000	1,860,000
Dominos Pizza Master Issuer, LLC, Ser. 2007-1, Class A2, 5.26%, 04/25/2037	5,900,000	2,950,000
Toll Road Investment Part II:
0.00%, 02/15/2030 ¤	300,000	70,782
0.00%, 02/15/2037 ¤	4,200,000	613,872
UPFC Auto Receivables Trust, Ser. 2006-B, Class A3, 5.01%, 08/15/2012	974,234	850,019

		13,099,905

FLOATING-RATE 4.2%
ACAS Business Loan Trust, Ser. 2007-1A, Class C, 2.28%, 08/16/2019	2,666,974	2,150,115
ACAS Credit CDO, Ser. 2007-1A, Class A, 2.95%, 11/23/2052	1,500,000	120,000
Accredited Mtge. Loan Trust:
Ser. 2004-4, Class A1B, 1.78%, 01/25/2035	104,471	52,758
Ser. 2007-1, Class A1, 0.52%, 02/25/2037	702,598	615,054
ACE Securities Corp. Home Equity Loan Trust:
Ser. 2005-ASAP1:
Class A2B, 0.68%, 09/25/2035	50,869	45,456
Class A2C, 0.74%, 09/25/2035	200,000	92,600
Ser. 2005-SD1, Class A1, 0.87%, 11/25/2050	41,211	25,051
Ser. 2006-0P1, Class A, 0.62%, 04/25/2036	1,100,000	451,583
Ser. 2006-ASL1, Class A, 0.65%, 10/25/2036	2,800,000	796,040
Ser. 2006-ASL3, Class A2, 0.61%, 02/25/2036	391,439	63,648
Ser. 2006-ASP2, Class A2C, 0.65%, 03/25/2036	900,000	354,456
Ser. 2006-HE2, Class A, 0.63%, 05/25/2036	1,600,000	656,848
Ser. 2006-SL1, Class A, 0.63%, 09/25/2035	639,777	72,039
Ser. 2006-SL3:
Class A2, 0.64%, 06/25/2036	1,500,000	53,685
Class C, 0.57%, 06/25/2036	1,314,730	131,473
Ser. 2007-ASL1, Class CL, 1.56%, 12/25/2036	500,741	53,830
Ser. 2007-HE1, Class A, 0.56%, 01/25/2037	2,272,885	1,547,016
Ser. 2007-WM1, Class A, 0.54%, 11/25/2036	1,513,736	898,266
ACE Securities Corp.:
Ser. 2006-ASP4, Class C, 0.59%, 08/25/2036	1,600,000	819,216
Ser. 2006-CW1, Class C, 0.57%, 07/25/2036	2,600,000	1,177,800
Ser. 2006-SL4, Class C, 0.59%, 09/25/2036	119,062	13,554
AESOP Funding II, LLC:
Ser. 2005-1A, Class A3, 0.62%, 04/20/2011	1,200,000	988,428
Ser. 2006-1A, Class A, 0.72%, 03/20/2012	700,000	490,903
AICCO Premium Finance Master Trust, Ser. 2007-A, Class A1, 1.24%, 12/15/2011 144A	4,800,000	3,868,320
Aircraft Finance Trust, Ser. 1999-1, Class A1, 1.67%, 05/15/2024	2,100,000	630,000
Alliance Bancorp Trust, Ser. 2007-S1, Class A11, 0.67%, 05/25/2037	1,398,433	201,039

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

ASSET-BACKED SECURITIES continued
FLOATING-RATE continued
American Express Credit Account Master Trust:
Ser. 2004-4, Class A, 1.28%, 03/15/2012	$500,000	$482,105
Ser. 2006-1, Class A, 1.22%, 12/15/2013	2,700,000	2,316,519
American Express Issuance Trust, Ser. 2007-1, Class A, 1.39%, 09/15/2011	1,100,000	992,013
AmeriCredit Automobile Receivables Trust:
Ser. 2005-BM, Class A4, 1.95%, 05/06/2012	1,668,311	1,454,166
Ser. 2007-AX, Class A4, 1.91%, 10/06/2013	3,400,000	2,396,660
Ser. 2007-BF, Class A4, 1.92%, 12/06/2013	1,900,000	1,197,000
Ser. 2007-CM, Class A3B, 1.90%, 05/07/2012	2,000,000	1,665,542
Ser. 2007-DF, Class A4B, 2.67%, 06/06/2014	1,900,000	1,142,747
AmeriCredit Prime Automobile Receivables Trust, Ser. 2007-2M, Class A4B, 2.37%, 03/08/2016	3,900,000	2,279,433
Ameriquest Mtge. Securities, Inc.:
Ser. 2004-R6, Class A1, 0.68%, 07/25/2034	1,226,057	750,347
Ser. 2004-X1, Class A14, 0.80%, 03/25/2034	108,438	72,025
Archimedes Funding IV (Cayman), Ltd., Ser. 4A, Class A1, 2.63%, 02/25/2013	305,714	285,692
ARG Funding Corp., Ser. 2005-2, Class A3, 4.41%, 05/20/2010	2,666,667	2,486,747
Argent Securities, Inc.:
Ser. 2004-W8, Class A5, 0.99%, 05/25/2034	391,426	250,513
Ser. 2006-M1, Class A2C, 0.62%, 07/25/2036	9,700,000	2,376,500
Ser. 2006-M2, Class A2B, 0.58%, 09/25/2036	2,700,000	1,215,000
Ser. 2006-W2, Class 2AB, 0.66%, 03/25/2036	2,174,765	869,906
Ser. 2006-W5, Class A2C, 0.62%, 06/25/2036	1,600,000	1,058,250
Arran Corp. Loans No. 1 BV, Ser. 2006-1A, Class A3, 1.69%, 06/20/2025 144A	3,525,664	3,137,841
Asset Backed Funding Cert.:
Ser. 2006-OPT2, Class A3C, 0.62%, 10/25/2036	1,800,000	841,680
Ser. 2007-NC1, Class A1, 0.69%, 05/25/2037 144A	5,003,999	3,650,918
Augusta Funding, Ltd., 4.01%, 06/30/2017	2,894,231	2,807,404
Bank of America Credit Card Trust, Ser. 2006-A12, Class A12, 1.21%, 03/15/2014	500,000	420,800
Bayview Financial Acquisition Trust:
Ser. 2004-B:
Class A1, 1.47%, 05/28/2039	775,210	559,779
Class A2, 1.77%, 05/28/2039	861,345	621,805
Ser. 2005-A, Class A1, 0.97%, 02/28/2040	2,100,000	1,480,500
Bear Stearns Asset Backed Securities, Inc., Ser. 2007-AQ1:
Class A1, 0.58%, 11/25/2036	989,341	773,170
Class A2, 0.67%, 11/25/2036	1,500,000	832,200
BMW Vehicle Lease Trust, Ser. 2007-1, Class A3B, 1.43%, 08/15/2013	5,600,000	5,293,008
Cabela’s Master Credit Card Trust:
Ser. 2004-2A, Class A, 1.31%, 03/15/2011 144A	3,600,000	3,536,027
Ser. 2008-4A, Class A2, 4.19%, 09/15/2014 144A	4,700,000	3,922,056

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

ASSET-BACKED SECURITIES continued
FLOATING-RATE continued
Capital Auto Receivable Asset Trust:
Ser. 2007-2, Class A4B, 1.59%, 02/18/2014	$3,700,000	$3,086,170
Ser. 2007-8, Class M2, 1.29%, 02/15/2011	1,300,000	1,022,580
Ser. 2008-1, Class A4B, 2.54%, 07/15/2014	700,000	521,500
Capital One Auto Finance Trust:
Ser. 2006-A, Class A4, 1.20%, 12/15/2012	3,400,000	2,963,100
Ser. 2006-B, Class A4, 1.21%, 07/15/2013	3,000,000	2,295,660
Ser. 2007-A, Class A4, 1.21%, 11/15/2013	2,000,000	1,265,320
Ser. 2007-C, Class A3B, 1.70%, 04/16/2012	2,100,000	1,819,713
Capital One Multi-Asset Execution Trust:
Ser. 2004-7, Class A, 2.29%, 06/16/2014	2,800,000	2,260,840
Ser. 2006-14, Class A, 1.20%, 08/15/2013	3,900,000	3,333,330
Ser. 2007-4, Class A, 1.22%, 03/16/2015	900,000	690,750
Ser. 2007-A6, Class A6, 1.26%, 05/15/2013	1,900,000	1,687,960
Ser. 2008-6, Class A, 2.29%, 03/17/2014	2,900,000	2,378,000
Capitalsource Comml. Loan Trust:
Ser. 2006-1 Class A, 0.62%, 08/22/2016	814,566	708,998
Ser. 2007-1 Class A, 0.63%, 03/20/2017	1,095,408	891,881
Carmax Auto Owner Trust, Ser. 2008-2, Class A4B, 2.84%, 08/15/2013	3,800,000	2,728,219
Carrington Mtge. Loan Trust, Ser. 2007-FRE1:
Class A1, 0.59%, 02/25/2037	689,048	557,233
Class A2, 0.67%, 02/25/2037	4,700,000	2,814,830
Cendant Timeshare Receivables Funding, LLC:
Ser. 2004-1, Class A2, 0.68%, 05/20/2016	172,575	138,301
Ser. 2005-1, Class A2, 0.68%, 05/20/2017	509,429	376,978
Centex Home Equity, Ser. 2006-A, Class AV3, 0.63%, 06/25/2036	1,900,000	1,363,250
Charming Shoppes Master Trust, Ser. 2007-1A, Class A1, 2.44%, 09/15/2017 144A	5,400,000	3,717,036
Chase Funding Mtge. Loan Trust, Ser. 2003-3, Class 2A2, 1.01%, 04/25/2033	45,657	34,927
Citibank OMNI Master Trust, Ser. 2007-A9, Class A9, 2.51%, 12/23/2013 144A	5,600,000	5,012,000
Citigroup Mtge. Loan Trust, Inc.:
Ser. 2003-HE3, Class A3, 0.85%, 12/25/2033	390,242	243,394
Ser. 2004-OPT1, Class A1B, 0.88%, 10/25/2034	18,236	7,874
Ser. 2006-HE3, Class A2C, 0.16%, 12/25/2036	1,600,000	512,000
Ser. 2006-WFH4, Class A3, 0.62%, 11/25/2036	800,000	508,880
CLI Funding, LLC, Ser. 2006-1A, Class A, 1.65%, 08/18/2021	766,667	360,333
CNH Equipment Trust:
Ser. 2005-A, Class A4, 1.23%, 06/15/2012	1,200,248	1,152,814
Ser. 2007-B, Class A3B, 1.79%, 10/17/2011	2,700,000	2,491,209
Ser. 2008-A, Class A4B, 3.14%, 08/15/2014	1,700,000	1,453,840
CNH Wholesale Master Note Trust, Ser. 2006-1A, Class A, 1.25%, 07/15/2012	1,700,000	1,572,035

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

ASSET-BACKED SECURITIES continued
FLOATING-RATE continued
College Loan Corp. Trust:
Ser. 2004-1, Class A2, 3.64%, 04/25/2016	$1,659,935	$1,610,137
Ser. 2006-1, Class A2, 3.55%, 04/25/2022	1,500,000	1,398,750
Ser. 2007-1, Class A1, 3.54%, 01/25/2023	1,376,000	1,280,368
Ser. 2007-2, Class A1, 3.78%, 01/25/2024	2,600,000	2,463,500
Countrywide Asset-Backed Cert.:
Ser. 2006-BC3, Class 2A2, 0.61%, 02/25/2037	5,200,000	3,104,920
Ser. 2006-BC5, Class 2A1, 0.55%, 03/25/2037	1,362,672	1,240,440
Countrywide Home Equity Loan Trust, Ser. 2007-E, Class A, 1.34%, 06/15/2037	2,231,776	401,720
Counts Trust, 2.47%, 09/20/2009	2,500,000	2,437,450
Credit-Based Asset Servicing & Securitization, Ser. 2006-RP1, Class A1, 0.58%, 04/25/2036	934,949	849,197
Crest Exeter Street Solar, Ser. 2004-1A, Class A1, 1.81%, 06/28/2019	1,888,262	1,359,549
Daimler Chrysler Auto Trust, Ser. 2008-B, Class A4B, 3.72%, 11/10/2014	2,100,000	1,756,440
Daimler Chrysler Master Owner Trust, Ser. 2006-A, Class A, 1.22%, 11/15/2011	3,700,000	3,034,000
Discover Card Master Trust I:
Ser. 2005-4, Class A:
1.25%, 06/18/2013	1,700,000	1,445,000
1.28%, 06/16/2015	1,900,000	1,377,500
Ser. 2006-2, Class A, 1.22%, 01/16/2014	6,300,000	5,149,557
Ser. 2007-1, Class A, 1.20%, 08/15/2012	500,000	450,000
Ser. 96-4, Class A, 1.57%, 10/16/2013	1,900,000	1,618,610
Equity One ABS, Inc., Ser. 2004-1, Class AV2, 0.77%, 04/25/2034	58,989	18,369
First Franklin Mtge. Loan Asset Backed Cert.:
Ser. 2006-FF05, Class 2A3, 0.63%, 04/25/2036	1,500,000	710,625
Ser. 2006-FF18, Class A2A, 0.54%, 12/25/2037	614,788	544,088
Ford Credit Auto Owner Trust:
Ser. 2006-C, Class A4B, 1.23%, 02/15/2012	3,400,000	2,835,090
Ser. 2007-B, Class A4B, 1.57%, 07/15/2012	1,800,000	1,413,180
Ser. 2008-B, Class A4B, 3.19%, 03/15/2013	3,700,000	2,857,029
Ford Credit Floorplan Master Owner Trust, Ser. 2006-4, Class A, 1.44%, 06/15/2013	8,500,000	3,400,000
Franklin Auto Trust, Ser. 2008-A, Class A4B, 3.40%, 05/20/2016	900,000	706,950
Fremont Home Loan Trust:
Ser. 2006-A, Class 1A2, 0.66%, 05/25/2036	608,450	413,746
Ser. 2006-B:
Class 2A2, 0.63%, 08/25/2036	2,800,000	1,036,000
Class 2A3, 0.57%, 08/25/2036	656,623	600,913
GE Capital Credit Card Master Note Trust:
Ser. 2005-1, Class A, 1.23%, 03/15/2013	3,100,000	2,687,855
Ser. 2007-3, Class A1, 1.20%, 06/15/2013	4,600,000	4,035,120
GE Comml. Loan Trust, Ser. 2006-1, Class A1, 4.58%, 04/19/2017	53,344	45,342

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

ASSET-BACKED SECURITIES continued
FLOATING-RATE continued
GE Dealer Floorplan Master Note Trust:
Ser. 2006-4, Class A, 1.46%, 10/20/2011	$3,300,000	$2,708,640
Ser. 2007-2, Class A, 1.46%, 07/20/2012	6,100,000	4,761,012
GE Equipment Midticket, LLC, Ser. 2007-1, Class A3B, 1.44%, 06/14/2011	5,200,000	4,550,000
GE Seaco Finance SRL, Ser. 2004-1A, Class A, 1.26%, 04/17/2019	693,333	381,333
GMAC Mtge. Corp. Loan Trust, Ser. 2004-HE3, Class A3, 0.70%, 10/25/2034	900,000	792,450
Goal Capital Funding Trust:
Ser. 2006-1, Class A1, 2.15%, 08/25/2020	874,376	853,968
Ser. 2007-1, Class A1, 1.48%, 06/25/2021	546,873	496,342
GreenPoint Home Equity Loan Trust:
Ser. 2004-1, Class A, 0.93%, 07/25/2029	70,498	41,868
Ser. 2004-4, Class A, 1.75%, 08/25/2030	75,814	34,634
GreenPoint Mtge. Funding Trust, Ser. 2005-HE4, Class 2A3C, 0.72%, 07/25/2030	241,287	173,727
GSC Partners CDO Fund, Ltd.:
Ser. 2003-4A, Class A3, 4.96%, 12/16/2015	1,200,000	1,044,000
Ser. 2A, Class A, 3.06%, 05/22/2013	773,959	519,452
Guggenheim Structured Real Estate Funding, Ser. 2005-2A, Class A, 0.79%, 08/26/2030	4,400,000	2,808,080
Henderson Receivables, LLC:
Ser. 2006-3A, Class A1, 1.39%, 09/15/2041	1,810,924	1,135,160
Ser. 2006-4A, Class A1, 1.39%, 12/15/2041	2,615,745	1,652,942
Hertz Vehicle Financing, LLC:
Ser. 2005-1, Class A1, 0.61%, 02/25/2010	400,000	332,000
Ser. 2005-2A, Class A3, 0.67%, 02/25/2011	200,000	166,332
Ser. 2005-2, Class A5, 0.72%, 11/25/2011	1,000,000	718,320
Household Credit Card Master Note Trust I:
Ser. 2007-1, Class A, 1.24%, 04/15/2013	5,700,000	4,286,578
Ser. 2007-2, Class A, 1.74%, 07/15/2013	2,600,000	1,939,437
Household Home Equity Loan Trust:
Ser. 2005-2, Class A2, 1.76%, 01/20/2035	582,827	375,924
Ser. 2005-3, Class A2, 1.74%, 01/20/2035	579,776	363,447
Ser. 2006-1, Class A1, 0.66%, 01/20/2036	1,453,381	1,035,534
JPMorgan Mtge. Acquisition Corp., Ser. 2006-WMC4, Class A3, 0.59%, 12/25/2036	4,300,000	1,376,000
Keycorp Student Loan Trust, Ser. 2005-A, Class 2A1, 1.51%, 09/27/2021	378,556	357,258
Lehman ABS Corp., Ser. 2004-2, Class A, 1.83%, 06/25/2034	176,290	44,073
Marathon Real Estate CDO, Ser. 2006-1A, Class A1, 0.80%, 05/25/2046	4,700,000	1,833,000
Master Asset-Backed Securities Trust:
Ser. 2005-FRE1, Class A4, 0.72%, 10/25/2035	808,734	655,074
Ser. 2006-AM3, Class A2, 0.60%, 10/25/2036	1,093,410	992,270
Ser. 2006-FRE2, Class A4, 0.62%, 03/25/2036	2,900,000	1,276,000
Ser. 2006-HE2, Class A3, 0.62%, 06/25/2036	1,600,000	512,000
Ser. 2006-HE3, Class A3, 0.62%, 08/25/2036	3,400,000	994,500
Ser. 2006-NC3, Class A4, 0.63%, 10/25/2036	2,000,000	645,000
Ser. 2006-WCM1, Class A1, 0.58%, 02/25/2036	1,681,907	1,597,812

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

ASSET-BACKED SECURITIES continued
FLOATING-RATE continued
Master Second Lien Trust, Ser. 2006-1, Class A, 0.63%, 03/25/2036	$1,050,352	$157,553
Merrill Auto Trust Securitization:
Ser. 2007-1, Class A4, 1.25%, 12/15/2013	500,000	431,562
Ser. 2008-1, Class A4, 3.39%, 04/15/2015	1,000,000	852,812
Merrill Lynch Mtge. Investors, Ser. 2007-HE2, Class A2A, 0.59%, 02/25/2037	1,758,421	1,535,321
Merrill Lynch Mtge. Trust, Ser. 2006-C1, Class A2, 0.75%, 01/25/2047	381,857	290,808
Montana Higher Education Student Assistance Corp., Ser. 2005-1, Class A, 1.56%, 06/20/2015	561,374	515,903
Morgan Stanley ABS Capital I:
Ser. 2004-SD1, Class A, 0.87%, 08/25/2034	447,646	306,638
Ser. 2007-HE4, Class A2C, 0.70%, 02/25/2037	3,600,000	1,116,000
Morgan Stanley ACES SPC:
Ser. 2004-12, Class I, 3.45%, 08/05/2009	1,100,000	784,300
Ser. 2004-15:
Class A, 2.17%, 12/20/2009	2,400,000	1,459,200
Class I, 1.97%, 12/20/2009	1,000,000	714,500
Ser. 2004-16, Class A, 3.25%, 08/05/2009	1,000,000	788,500
Ser. 2005-10:
Class A, 1.97%, 03/20/2010	2,700,000	1,583,550
Class B, 2.04%, 03/20/2010	3,000,000	1,434,000
Ser. 2005-15, Class A, 1.92%, 12/20/2010	4,700,000	2,051,550
Ser. 2006-13, Class A, 1.81%, 06/20/2013	5,200,000	980,200
Morgan Stanley Home Equity Loans, Ser. 2007-2, Class A1, 0.57%, 04/25/2037	1,540,867	1,271,215
Morgan Stanley IXIS Real Estate Capital Trust, Ser. 2006-2, Class A3, 0.62%, 11/25/2036	1,100,000	473,000
National City Credit Card Master Trust, Ser. 2008-3, Class A, 2.99%, 05/15/2013	5,100,000	3,825,000
National Collegiate Student Loan Trust:
Ser. 2005-2, Class A2, 0.62%, 02/25/2026	709,327	612,497
Ser. 2006-1, Class A2, 0.61%, 08/25/2023	1,363,298	1,104,272
Ser. 2006-A, Class A1, 0.55%, 08/26/2019	1,589,538	1,462,375
NationStar Home Equity Loan Trust, Ser. 2006-B, Class AV3, 0.64%, 09/25/2036	1,000,000	433,750
Navistar Financial Dealer Note Master Trust, Ser. 2005-1, Class A, 0.58%, 02/25/2013	3,700,000	3,165,350
Nelnet Student Loan Trust, Ser. 2005-2, Class A4, 3.28%, 12/23/2019	1,100,000	932,437
Nissan Auto Lease Trust, Ser. 2008-A, Class A3B, 3.39%, 07/15/2011	3,500,000	3,213,574
Nissan Auto Receivables Owner Trust, Ser. 2007-A, Class A4, 1.19%, 06/17/2013	5,000,000	4,380,850
Nissan Master Owner Trust Receivables, Ser. 2007-A, Class A, 1.19%, 05/15/2012	3,500,000	2,800,000
Nomura Home Equity Loan, Inc., Ser. 2006-HE3, Class 2A2, 0.62%, 07/25/2036	900,000	450,000
Paragon CDO, Ltd., Ser. 2004-A1, Class A, 5.15%, 10/20/2044 +	1,700,000	119,000
People’s Choice Home Loan Securities Trust, Ser. 2005-4, Class 1A2, 0.73%, 12/25/2035	1,354,361	1,115,858

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

ASSET-BACKED SECURITIES continued
FLOATING-RATE continued
Prism Orso Trust, Ser. 2004-MAPL, Class CERT, 2.22%, 08/01/2011	$2,600,000	$1,934,400
Residential Asset Mtge. Products, Inc.:
Ser. 2005-RS4, Class A3, 0.70%, 04/25/2035	407,988	379,748
Ser. 2005-RS8, Class A2, 0.76%, 10/25/2033	472,961	358,173
Residential Asset Mtge. Products, Inc.:
Ser. 2005-RS9, Class A13, 0.69%, 11/25/2035	3,603,165	919,167
Ser. 2006-RZ4, Class A1, 0.56%, 10/25/2036	576,393	520,195
Ser. 2006-SP1, Class A2, 0.66%, 09/25/2045	1,630,568	1,407,384
Residential Asset Securities Corp.:
Ser. 2005-KS12, Class A2, 0.72%, 01/25/2036	1,340,650	1,102,014
Ser. 2007-KS3, Class AI1, 0.58%, 04/25/2037	1,154,356	992,746
Residential Funding Mtge. Securities II, Ser. 2003-HS1, Class AII, 0.76%, 12/25/2032	36,754	18,666
Salisbury International Investments, Ltd., 1.94%, 06/22/2010	4,700,000	1,247,380
Santander Drive Auto Receivables Trust:
Ser. 2007-1, Class A4, 1.24%, 09/15/2014	4,500,000	3,147,663
Ser. 2007-3, Class A4, 1.84%, 10/15/2014	3,900,000	2,535,000
Saxon Asset Securities Trust:
Ser. 2004-1, Class A, 1.01%, 03/25/2035	26,092	8,871
Ser. 2006-3, Class A2, 0.58%, 10/25/2046	800,000	600,000
SBI Heloc Trust, Ser. 2001-1, Class A, 0.66%, 11/25/2035	741,707	306,325
Securitized Asset Backed Receivables, LLC:
Ser. 2006-HE1, Class A2, 0.63%, 07/25/2036	800,000	280,000
Ser. 2006-NC1, Class A2, 0.63%, 03/25/2036	755,820	566,865
Security National Mtge. Loan Trust, Ser. 2006-2A, Class A1, 0.76%, 10/25/2036	789,601	734,329
SG Mtge. Securities Trust, Ser. 2005-OPT1, Class A2, 0.73%, 09/25/2035	400,056	353,969
Sierra Receivables Funding Co., Ser. 2006-1A, Class A2, 0.65%, 05/20/2018	738,337	558,974
Sierra Timeshare:
Ser. 2007-1A, Class A2, 0.65%, 03/20/2019	572,652	395,130
Ser. 2007-2A, Class A2, 1.50%, 09/20/2019	2,706,583	1,992,173
Ser. 2008-1A, Class A2, 5.45%, 02/20/2020	671,917	581,209
SLC Student Loan Trust, Ser. 2006-A, Class A2, 4.78%, 10/15/2015	1,847,669	1,823,274
SLM Student Loan Trust:
Ser. 2007-A, Class A1, 1.21%, 12/16/2013	1,700,000	1,543,812
Ser. 2007-B, Class A1, 2.02%, 09/15/2022	1,714,659	1,406,020
Sovereign Dealer Floor Plan Master Trust, Ser. 2006-1, Class A1, 1.24%, 08/15/2011 144A	8,400,000	4,620,000
Specialty Underwriting & Residential Finance, Ser. 2006-BC3, Class A2C, 0.62%, 06/25/2037	2,200,000	1,232,000
SSCE Funding, LLC, Ser. 2004-1, Class A, 1.42%, 11/15/2010	1,200,000	1,020,000
Structured Asset Investment Loan Trust, Ser. 2006-1, Class A3, 0.67%, 01/25/2036	1,500,000	600,000
Structured Asset Securities Corp., Ser. 2005-S6, Class A2, 0.76%, 11/25/2035	960,123	153,620
Superior Wholesale Inventory Financing Trust, Ser. 2004-A10, Class A, 1.29%, 09/15/2011	1,000,000	600,000

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

ASSET-BACKED SECURITIES continued
FLOATING-RATE continued
Swift Master Auto Receivables Trust:
Ser. 2007-1, Class A, 1.29%, 06/15/2012	$4,100,000	$1,640,000
Ser. 2007-2, Class A, 1.84%, 10/15/2012	1,900,000	1,497,770
TCE Securities Corp., Ser. 2006-HE3, Class A2B, 0.56%, 06/25/2036	1,526,645	1,126,221
Textron Financial Floorplan Master Note, Ser. 2007-A, Class A, 1.25%, 03/13/2012	2,400,000	1,994,640
The Money Store Business Loan Backed Trust, Ser. 1999-1, Class AN, 2.19%, 12/15/2022	79,511	70,772
TIB Card Receivables Fund, 4.45%, 01/05/2014	2,653,545	1,740,195
Triad Auto Receivables Owner Trust, Ser. 2007-B, Class A4B, 2.63%, 07/14/2014	7,200,000	5,312,880
Truck Retail Installment Paper Corp., Ser. 2005-1, Class A, 1.46%, 12/15/2016	4,800,000	2,880,000
Wachovia Asset Securitization, Inc.:
Ser. 2002-HE1, Class A, 0.84%, 09/27/2032	277,184	190,257
Ser. 2004-HE1, Class A, 0.69%, 06/25/2034	266,579	133,254
Wachovia Auto Owner Trust, Ser. 2008-A, Class A4B, 1.65%, 03/20/2014	1,300,000	1,108,847
World Financial Network Credit Card Master Trust:
Ser. 2004-A, Class A, 1.37%, 03/15/2013	6,500,000	5,748,340
Ser. 2006-A, Class A, 1.32%, 02/15/2017	1,500,000	985,800
World Omni Auto Receivables Trust, Ser. 2007-A, Class A4, 1.19%, 11/15/2012	3,600,000	3,090,542
Yale Mtge. Loan Trust, Ser. 2007-1, Class A, 0.87%, 06/25/2037	2,199,823	1,477,401

		314,541,699

Total Asset-Backed Securities (cost $368,816,427)		327,641,604

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.6%
FIXED-RATE 0.3%
G-Force, LLC, Ser. 2005-RR2, Class A2, 5.15%, 12/25/2039	2,178,986	1,781,757
GE Capital Comml. Mtge. Corp.:
Ser. 2005-C4, Class A2, 5.30%, 11/10/2045	3,700,000	3,247,025
Ser. 2006-C1, Class A2, 5.33%, 03/10/2044	2,300,000	1,910,954
GE Mtge. Securities Corp., Ser. 2006-GG6, Class A, 5.50%, 04/10/2038	3,700,000	2,960,000
JPMorgan Chase Comml. Mtge. Securities Corp., Ser. 2006-LDP7, Class A2, 5.86%, 04/15/2045	5,000,000	4,643,000
Merrill Lynch Mtge. Trust, Ser. 2006, Class A, 5.61%, 05/12/2039	3,700,000	3,291,265
Morgan Stanley Capital I Trust, Ser. 2006-IQ11:
Class A2, 5.69%, 10/15/2042	1,100,000	924,187
Class A3, 5.73%, 10/15/2042	1,500,000	1,104,540
Morgan Stanley Dean Witter Capital I, Ser. 2003-TOP9, Class A1, 3.98%, 11/13/2036	576,015	545,665

		20,408,393

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FLOATING-RATE 0.3%
Bayview Comml. Asset Trust:
Ser. 2004-1, Class A, 0.83%, 04/25/2034	$402,852	$298,111
Ser. 2004-3, Class A1, 0.84%, 01/25/2035	515,922	366,614
Ser. 2005-4, Class A2, 0.86%, 01/25/2036	1,792,974	1,176,191
Ser. 2007-3, Class A1, 0.71%, 07/25/2037	1,095,780	834,163
Ser. 2007-6A, Class A2, 1.77%, 12/25/2037 144A	4,500,000	3,195,000
Citigroup/Deutsche Bank Comml. Mtge., Ser. 2005-CD1, Class A2FL, 1.08%, 07/15/2044	2,800,000	2,198,560
CNL Comml. Mtge. Loan Trust, Ser. 2003-2, Class A1, 0.91%, 10/25/2030	367,502	123,625
Comml. Mtge. Pass-Through Cert., Ser. 2006-FL12, Class AJ, 1.32%, 12/15/2020 144A	5,100,000	4,008,600
GE Business Loan Trust:
Ser. 2004-1, Class A, 1.48%, 05/15/2032	492,607	348,349
Ser. 2005-2, Class A, 1.43%, 11/15/2033	890,065	568,264
GE Comml. Loan Trust, Ser. 2006-2, Class A1, 4.56%, 04/19/2015	29,469	29,175
Greenwich Capital Comml. Funding Corp., Ser. 2006-FL4A, Class A1, 1.98%, 11/05/2021	539,916	372,542
GS Mtge. Securities Corp., Ser. 2007-EOP:
Class A1, 1.96%, 03/06/2020	788,814	698,968
Class A2, 2.00%, 03/06/2020	800,000	704,400
JPMorgan Chase Comml. Mtge. Securities Corp., Ser. 2006-FL1, Class A1B, 1.31%, 02/15/2020	897,837	610,529
Lehman Brothers Small Balance Comml.:
Ser. 2006-LLFA, Class A11, 1.27%, 09/15/2021	499,316	359,507
Ser. 2007-2A, Class 1A1, 0.59%, 06/25/2037	536,832	279,153
Ser. 2007-3A:
Class 1A1, 1.12%, 10/25/2037	983,243	727,599
Class A21, 1.32%, 10/25/2037	3,300,000	1,914,000
Structured Asset Securities Corp.:
Ser. 2005-1, Class 1A, 0.72%, 02/25/2030	1,322,712	687,810
Ser. 2005-2, Class 1A, 0.72%, 09/25/2030	1,086,418	564,938
Wachovia Bank Comml. Mtge. Trust, Ser. 2006-WHL7, Class, 1.28%, 09/15/2021	3,842,507	2,689,755

		22,755,853

Total Commercial Mortgage-Backed Securities (cost $45,902,469)		43,164,246

CORPORATE BONDS 0.0%
FINANCIALS 0.0%
Real Estate Investment Trusts (REITs) 0.0%

HCP, Inc., 5.62%, 02/28/2013 (cost $1,162,332)	1,290,000	1,191,315

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.6%
FLOATING-RATE 0.6%
Aire Valley Mtge.:
Ser. 2006-1, Class A1, 1.63%, 09/20/2066	$2,700,000	$2,527,200
Ser. 2007-1A, Class A2, 1.61%, 03/20/2030	1,800,000	1,657,080
Arkle Master Issuer plc, Ser. 2006-1A, Class 3A, 2.19%, 08/17/2011	1,500,000	1,447,620
Arms II, Ser. G3, Class A1A, 4.73%, 01/10/2035	821,031	713,976
Bear Stearns Mtge. Funding Trust, Ser. 2007-SL2, Class 1A, 0.63%, 02/25/2037 •	1,354,973	306,359
Brunel Residential Mtge., Ser. 2007-1A, Class A4C, 4.91%, 01/13/2039 144A	4,300,000	3,519,120
Chevy Chase Funding, LLC:
Ser. 2003-4A, Class A1, 0.81%, 10/25/2034	72,574	35,561
Ser. 2004-1, Class A2, 0.80%, 01/25/2035	161,386	71,010
Ser. 2004-3, Class A2, 0.77%, 08/25/2035	91,566	40,289
Crusade Global Trust:
Ser. 2006-1, Class A1, 4.56%, 07/20/2038	1,601,451	1,379,718
Ser. 2007-1, Class A1, 4.56%, 04/19/2038	1,942,437	1,587,103
Gracechurch Mtge. Funding plc, Ser. 1A, Class A2B, 4.88%, 10/11/2041	549,256	489,431
Granite Master Issuer plc:
Ser. 2004-3, Class A1, 1.66%, 09/20/2044	445,134	284,886
Ser. 2006-2, Class A4, 1.49%, 12/20/2054	841,880	420,940
Ser. 2006-3, Class A3, 1.49%, 12/20/2054	531,718	473,548
Interstar Millennium Trust:
Ser. 2003-5G, Class A2, 1.71%, 09/27/2035	454,981	359,931
Ser. 2004-2G, Class A, 2.19%, 03/14/2036	4,391,900	3,542,507
Ser. 2005-1G, Class A, 2.31%, 12/08/2036	760,722	656,260
Ser. 2006-2GA, Class A2, 2.26%, 05/27/2038	342,092	262,186
Kildare Securities, Ltd., Ser. 2007-A1, Class A2, 2.24%, 12/10/2043	3,385,100	2,616,141
Leek Finance plc:
Ser. 14A, Class A2B, 1.70%, 09/21/2036	110,314	107,384
Ser. 15A, Class AB, 1.66%, 03/21/2037	504,742	439,125
Ser. 16A, Class A2, 1.68%, 09/21/2037	376,250	310,752
Ser. 17A, Class A2B, 1.66%, 12/21/2037	502,965	417,461
Medallion Trust:
Ser. 2005-1G, Class A1, 2.46%, 05/10/2036	480,683	418,296
Ser. 2006-1G, Class A1, 2.04%, 06/14/2037	1,304,540	1,052,474
Mellon Residential Funding Corp., Ser. 2004-TBC1, Class A, 0.72%, 02/26/2034	420,892	260,953
Morgan Stanley ACES SPC:
Ser. 2004-12, Class A, 3.58%, 08/05/2009	1,000,000	641,500
Ser. 2004-15, Class I, 6.14%, 12/20/2009	2,000,000	1,068,000
Mound Financing plc, Ser. 2, Class A, 2.42%, 05/08/2016	1,600,000	1,488,000

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal
	Amount	Value

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS continued
FLOATING-RATE continued
Paragon Mtge. plc:
Ser. 07A, Class A1A, 2.35%, 05/15/2034	$809,293	$743,449
Ser. 12A, Class A2C, 2.25%, 11/15/2038	1,653,240	1,140,918
Ser. 14A, Class A2C, 2.09%, 09/15/2039	1,145,129	988,281
Pendeford Master Issuer plc, Ser. 2007-1A, Class 3A, 2.33%, 02/12/2016 144A	4,200,000	3,711,540
Permanent Financing plc, Ser. 4, Class 3A, 2.32%, 03/10/2024	400,000	390,389
Permanent Master Issuer plc:
Ser. 2006-1, Class 5A, 4.86%, 07/15/2033	3,300,000	2,310,000
Ser. 2007-1, Class 4A, 4.83%, 10/15/2033	1,200,000	979,512
Puma Finance, Ltd., Ser. G5, Class A1, 2.24%, 02/21/2038	2,642,535	2,262,010
RMAC Securities plc, Ser. 2006-NS4, Class A1B, 2.16%, 06/12/2025	42,424	41,720
Superannuation Members Home Loans Global Fund:
Ser. 2007-1, Class A1, 2.15%, 06/12/2040	2,378,331	1,922,084
Ser. 6, Class A, 2.54%, 11/09/2035	142,793	121,149
Ser. 7, Class A1, 2.32%, 03/09/2036	252,530	224,716
Ser. 8, Class A1, 4.82%, 01/12/2037	274,600	228,841

Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations (cost $45,221,463)		43,659,420

U.S. GOVERNMENT & AGENCY OBLIGATIONS 0.0%
U.S. Department of Transportation, 6.00%, 12/07/2021 (cost $200,715)	200,000	211,750

YANKEE OBLIGATIONS – GOVERNMENT 0.1%
Belize Aid, FRN, 0.75%, 01/01/2014 ☐	550,000	527,375
Caribbean Housing Finance, FRN, 1.00%, 03/30/2019 ☐	5,282,484	4,901,396
India Aid, FRN, 3.29%, 02/01/2027	1,595,000	1,474,102
Jamaica Aid, FRN, 3.10%, 10/01/2018	1,935,765	1,871,337
Morocco Aid, FRN, 5.61%, 11/15/2014 ☐	72,480	68,658
Peru Aid, FRN:
1.20%, 05/01/2014 ☐	104,514	99,203
1.47%, 05/01/2014 ☐	164,734	156,363
Zimbabwe Aid, FRN, 0.03%, 01/01/2012 ☐	350,001	335,700

Total Yankee Obligations – Government (cost $9,645,823)		9,434,134

	Shares	Value

PREFERRED STOCKS 0.0%
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Home Ownership Funding Corp., 1.00% ☐ (cost $171,402)	1,000	158,808

MUTUAL FUND SHARES 92.7%
ASSET ALLOCATION 2.3%
GMO Special Situations Fund, Class VI ø	6,530,263	166,717,624

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

MUTUAL FUND SHARES continued
INTERNATIONAL EQUITY 24.1%
GMO Emerging Markets Fund, Class VI ø	60,556,807	$442,670,260
GMO International Core Equity Fund, Class VI ø	40,331,358	925,201,347
GMO International Growth Equity Fund, Class IV ø	12,584,646	219,476,223
GMO International Intrinsic Value Fund, Class IV ø	10,916,296	195,510,863

		1,782,858,693

INTERNATIONAL FIXED INCOME 0.6%
GMO Emerging Country Debt Fund, Class IV ø	7,749,898	45,724,396

U.S. EQUITY 31.2%
GMO Flexible Equities Fund, Class VI ø	3,638,036	76,435,133
GMO U.S. Core Equity Fund, Class VI ø	5,162,229	46,769,792
GMO U.S. Quality Equity Fund, Class VI ø	132,059,709	2,184,267,581

		2,307,472,506

U.S. FIXED INCOME 34.5%
GMO Alpha Only Fund, Class IV ø	126,150,610	717,796,969
GMO Domestic Bond Fund, Class VI ø	58,192,249	470,775,293
GMO Inflation Indexed Plus Bond Fund, Class VI ø	7,506,065	111,465,059
GMO Strategic Fixed Income Fund, Class VI ø	72,600,607	1,253,812,489

		2,553,849,810

Total Mutual Fund Shares (cost $8,902,492,732)		6,856,623,029

	Principal
	Amount	Value

TIME DEPOSIT 1.6%
State Street Bank Euro Time Deposit, 0.01%, 01/02/2009 (cost $120,549,292)	$120,549,292	120,549,292

Total Investments (cost $9,494,162,654) 100.0%		7,402,633,598
Other Assets and Liabilities 0.0%		(2,816,464)

Net Assets 100.0%		$7,399,817,134

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
•	Security which has defaulted on payment of interest and/or principal.
¤

Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from accretion of discount at acquisition.

☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
ø	Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) is the investment advisor to Asset Allocation Trust and the underlying fund.

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS continued

December 31, 2008

Summary of Abbreviations
ACES	Adjustable Convertible Extendable Securities
CDO	Collateralized Debt Obligation
FRN	Floating Rate Note

The following table shows portfolio composition as a percent of total investments as of December 31, 2008:

Mutual Fund Shares–Equity	55.3%
Mutual Fund Shares–Fixed Income	35.1%
Asset-Backed Securities	4.4%
Mutual Fund Shares–Asset Allocation	2.3%
Cash Equivalents	1.6%
Whole Loan Mortgage-Backed Collateralized Mortgage Obligations	0.6%
Commercial Mortgage-Backed Securities	0.6%
U.S. Government & Agency Obligations	0.1%

100.0%

The following table shows the percent of total long-term investments by sector as of December 31, 2008:

U.S. Fixed Income	34.5%
U.S. Equity	31.2%
International Equity	24.1%
Asset-Backed Securities	4.4%
Asset Allocation	2.3%
Time Deposits	1.6%
Whole Loan Mortgage-Backed Collateralized Mortgage Obligations	0.6%
International Fixed Income	0.6%
Commercial Mortgage-Backed Securities	0.6%
U.S. Government & Agency Obligations	0.1%

100.0%

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investments in affiliates, at value (cost $8,902,492,732)	$6,856,623,029
Investments in securities, at value (cost $591,669,922)	546,010,569

Total investments	7,402,633,598
Cash	4,953
Dividends and interest receivable	957,896
Receivable from investment advisor	330
Receivable for investments sold	2,276,660
Prepaid expenses and other assets	48,475

Total assets	7,405,921,912

Liabilities
Payable for Trust shares redeemed	6,047,818
Accrued expenses and other liabilities	56,960

Total liabilities	6,104,778

Net Assets	$7,399,817,134

Net assets represented by
Paid-in capital	$10,119,844,926
Accumulated net realized losses on investments	(628,499,626)
Net unrealized losses on investments	(2,091,528,166)

Total net assets	$7,399,817,134

Shares outstanding (unlimited number of shares authorized)	843,595,245

Net asset value per share	$8.77

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2008

Investment income
Dividends from affiliated investment company shares	$679,746,668
Interest	2,677,813

Total investment income	682,424,481

Expenses
Custodian and accounting fees	14,296
Printing and postage expenses	2,306
Professional fees	43,821

Total expenses	60,423
Less: Expense reimbursements	(60,423)

Net expenses	0

Net investment income	682,424,481

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Realized gains on securities	508,006
Sale of affiliated investment company shares	(1,100,682,589)
Capital gain distributions from affiliated investment company shares	558,864,572

Net realized losses on investments	(541,310,011)
Net change in unrealized gains or losses on investments	(2,498,658,881)

Net realized and unrealized gains or losses on investments	(3,039,968,892)

Net decrease in net assets resulting from operations	$(2,357,544,411)

See Notes to Consolidated Financial Statements

Asset Allocation Trust

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008		2007

Operations
Net investment income		$682,424,481		$407,600,523
Net realized gains or losses on investments		(541,310,011)		835,823,748
Net change in unrealized gains or losses on investments		(2,498,658,881)		(406,412,198)

Net increase (decrease) in net assets resulting from operations		(2,357,544,411)		837,012,073

Distributions to shareholders from
Net investment income		0		(279,039,731)
Net realized gains		(350,846,292)		(557,932,919)

Total distributions to shareholders		(350,846,292)		(836,972,650)

	Shares		Shares

Transactions in investors’ beneficial interest
Proceeds from contributions	27,597,502	286,571,851	107,468,438	1,259,672,250
Reinvestment of distributions	32,881,564	350,846,292	23,144,354	260,373,984
Payment for redemptions	(212,013,716)	(2,045,935,175)	(23,056,258)	(272,874,157)

Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interest		(1,408,517,032)		1,247,172,077

Total increase (decrease) in net assets		(4,116,907,735)		1,247,211,500
Net assets
Beginning of period		11,516,724,869		10,269,513,369

End of period		$7,399,817,134		$11,516,724,869

Undistributed net investment income		$0		$0

See Notes to Consolidated Financial Statements

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION

Asset Allocation Trust was organized as a statutory trust under the laws of the state of Delaware on June 14, 2005 and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. Asset Allocation Trust issues its shares of beneficial interest solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. Asset Allocation Trust is only offered to Evergreen Asset Allocation Fund, a diversified series of Evergreen Equity Trust, an open-end, management investment company, which was organized as a Delaware statutory trust on September 18, 1997.

Asset Allocation Trust operates as a “fund-of-funds” which primarily invests in shares of GMO-managed open-end mutual funds (“underlying funds”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.

Asset Allocation Trust owns 100% of GMO Fixed Income Fund I, LLC (“GMO LLC”). The consolidated financial statements include the accounts of Asset Allocation Trust and GMO LLC (together referred to as the “Trust”) including the holdings of GMO LLC.

GMO LLC was organized on November 7, 2008 as a limited liability company to provide investors a managed investment in securities of any kind, including, without limitation, asset-backed securities and other fixed income investments. GMO LLC may also hold cash and cash equivalents.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of the consolidated financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Investments in the underlying open-end mutual funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities are valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued

at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Investment transactions and investment income

Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

d. Federal and other taxes

The Trust intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Trust has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Trust’s financial statements have not been impacted by the adoption of FIN 48. The Trust’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Trust’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from underlying mutual funds, dividends

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued

paid through share redemptions and dividend redesignations. During the year ended December 31, 2008, the following amounts were reclassified:

Paid-in capital	$759,967,660
Undistributed net investment income	(682,424,481)
Accumulated net realized losses on investments	(77,543,179)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), a private company founded in 1977, is the investment advisor to the Trust. GMO also serves as investment advisor to each of the underlying funds. GMO does not receive a fee from the Trust for its advisory services. However, the Trust incurs fees and expenses indirectly as a shareholder of the underlying GMO-managed funds, including its indirect share of management or other fees paid to GMO.

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wells Fargo & Company (“Wells Fargo”), serves as the administrator to the Trust. As administrator, EIMC provides the Trust with facilities, equipment and personnel. EIMC receives no compensation from the Trust for its services. During the year ended December 31, 2008, EIMC reimbursed the Trust for expenses in the amount of $60,423.

On December 31, 2008, Wachovia Corp. (“Wachovia”) merged with and into Wells Fargo and as a result of the merger, EIMC and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo.

ESC, an indirect, wholly-owned subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Trust. The Trust does not pay a transfer agency fee.

4. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investments (excluding short-term securities) were $6,265,138,069 and $6,766,799,017, respectively, for the year ended December 31, 2008.

On January 1, 2008, the Trust implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued

upon the various inputs used in determining the value of the Trust’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

As of December 31, 2008, the inputs used in valuing the Trust’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments

Level 1 – Quoted Prices	$6,856,623,029
Level 2 – Other Significant Observable Inputs	120,549,292
Level 3 – Significant Unobservable Inputs	425,461,277

Total	$7,402,633,598

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments

Balance as of December 31, 2007	$0
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	0
Net purchases (sales)	0
Transfers in and/or out of Level 3	425,461,277

Balance as of December 31, 2008	$425,461,277

On December 31, 2008, the aggregate cost of investments for federal income tax purposes was $9,785,760,419. The gross unrealized appreciation and depreciation on investments based on tax cost was $41,827,227 and $2,424,954,048, respectively, with a net unrealized depreciation of $2,383,126,821.

For income tax purposes, capital losses incurred after October 31 within the Trust’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2008, the Trust incurred and will elect to defer post-October losses of $336,900,971.

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued

5. INVESTMENTS IN AFFILIATES

A summary of the Trust’s transactions in shares of affiliates during the year ended December 31, 2008 were as follows:

Affiliate	Value, beginning of period	Cost of Purchases	Proceeds from Sales	Dividend Income	Realized Gains Distributions	Value, end of period

GMO Alpha Only Fund
Class IV	$904,835,907	$1,257,075,507	$1,039,876,099	$361,481,361	$206,598,598	$717,796,969
GMO Core Plus Bond Fund
Class IV	485,109,778	8,976,560	466,273,219	8,976,560	0	0
GMO Domestic Bond Fund
Class VI	329,288,642	552,953,309	328,271,553	27,733,721	1,346,727	470,775,293
GMO Emerging Country Debt Fund
Class IV	56,298,518	14,735,740	566,634	5,251,640	1,168,304	45,724,396
GMO Emerging Markets Fund
Class VI	653,435,527	700,294,076	365,742,504	8,633,204	133,836,166	442,670,260
GMO Emerging Markets Opportunities Fund
Class VI	534,381,024	161,947,321	472,014,563	3,297,793	155,949,528	0
GMO Flexible Equities Fund
Class VI	0	73,005,457	252,582	9,095	0	76,435,133
GMO Inflation Indexed Plus Bond Fund
Class VI	1,742,515,204	245,695,257	1,817,865,152	58,761,075	0	111,465,059
GMO International Bond Fund
Class III	75,492,854	5,903,055	70,573,184	5,903,005	0	0
GMO International Core Equity Fund
Class VI	1,663,530,650	314,196,434	395,503,559	48,081,102	10,717,713	925,201,347
GMO International Growth Equity Fund
Class IV	678,091,083	40,925,624	307,776,842	12,723,193	14,897,396	219,476,223
GMO International Intrinsic Value Fund
Class IV	677,733,047	39,509,546	313,000,675	12,707,455	23,515,541	195,510,863
GMO Short-Duration Investment Fund
Class III	9,011	45	8,951	13	0	0
GMO Special Situations Fund
Class VI	253,143,650	9,431,734	145,295,516	0	0	166,717,624
GMO Strategic Fixed Income Fund
Class VI	1,511,794,187	1,511,876,709	1,204,745,412	85,637,371	0	1,253,812,489
GMO U.S. Core Equity Fund
Class VI	286,211,680	4,304,575	178,485,185	2,731,648	0	46,769,792
GMO U.S. Quality Equity Fund
Class VI	1,600,659,164	1,324,307,120	201,110,329	37,818,432	10,834,599	2,184,267,581

				$679,746,668	$558,864,572	$6,856,623,029

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued

6. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Unrealized Depreciation	Post-October Losses

$2,383,126,821	$336,900,971

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2008	2007

Ordinary Income	$719,426,440	$283,474,216
Long-term Capital Gain	391,387,512	553,498,434

7. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or

Asset Allocation Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS continued

increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

8. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Trust does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008. The adoption of this FASB Staff Position did not require additional disclosures to the Trust’s financial statements.

Asset Allocation Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Asset Allocation Trust

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Asset Allocation Trust (the “Trust”), as of December 31, 2008 and the related consolidated statement of operations for the year then ended, consolidated statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period ended December 31, 2008 and the period from September 16, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the transfer agent, custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Allocation Trust as of December 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2009

Asset Allocation Trust

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Trust has designated long-term capital gain distributions of $391,387,512 for the fiscal year ended December 31, 2008.

For corporate shareholders, 6.77% of ordinary income dividends paid during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended December 31, 2008, the Trust designates 35.02% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

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Evergreen Asset Allocation Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,					Year Ended March 31, 2004

CLASS A	2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$14.91	$14.81	$14.09	$13.62	$12.97	$9.91

Income from investment operations
Net investment income (loss)	(0.11)[2]	0.27	0.35 [2]	0.26	0.24	0.26 [2]
Net realized and unrealized gains or losses on investments	(3.17)	0.77	1.23	0.80	0.74	3.02

Total from investment operations	(3.28)	1.04	1.58	1.06	0.98	3.28

Distributions to shareholders from
Net investment income	(1.08)	(0.58)	(0.44)	(0.36)	(0.24)	(0.21)
Net realized gains	(0.85)	(0.36)	(0.42)	(0.23)	(0.09)	(0.01)
Tax basis return of capital	(0.32)	0	0	0	0	0

Total distributions to shareholders	(2.25)	(0.94)	(0.86)	(0.59)	(0.33)	(0.22)

Net asset value, end of period	$9.38	$14.91	$14.81	$14.09	$13.62	$12.97

Total return[3]	(22.31)%	7.09%	11.32%	7.85%	7.55%	33.15%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,640,410	$4,405,430	$3,873,495	$2,875,596	$1,531,158	$722,977
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[4]	0.81%	0.81%	0.89%	0.94%	1.02%[5]	1.17%
Expenses excluding waivers/reimbursements and expense reductions[4]	0.82%	0.84%	0.89%	0.97%	1.02%[5]	1.17%
Net investment income (loss)	(0.81)%	1.73%	2.39%	2.39%	3.19%[5]	1.03%
Portfolio turnover rate	6%	2%	1%	16%[6]	7%	16%

1	For the nine months ended December 31, 2004. The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.
5	Annualized
6

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Allocation Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,					Year Ended March 31, 2004

CLASS B	2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$14.75	$14.65	$13.95	$13.50	$12.87	$9.87

Income from investment operations
Net investment income (loss)	(0.20)[2]	0.15	0.23	0.17	0.18	0.19 [2]
Net realized and unrealized gains or losses on investments	(3.13)	0.77	1.22	0.77	0.72	2.99

Total from investment operations	(3.33)	0.92	1.45	0.94	0.90	3.18

Distributions to shareholders from
Net investment income	(0.95)	(0.46)	(0.33)	(0.26)	(0.18)	(0.17)
Net realized gains	(0.85)	(0.36)	(0.42)	(0.23)	(0.09)	(0.01)
Tax basis return of capital	(0.32)	0	0	0	0	0

Total distributions to shareholders	(2.12)	(0.82)	(0.75)	(0.49)	(0.27)	(0.18)

Net asset value, end of period	$9.30	$14.75	$14.65	$13.95	$13.50	$12.87

Total return[3]	(22.94)%	6.33%	10.53%	7.08%	6.99%	32.30%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,369,657	$2,131,841	$2,050,316	$1,696,880	$1,158,216	$668,013
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[4]	1.56%	1.54%	1.59%	1.64%	1.72%[5]	1.88%
Expenses excluding waivers/reimbursements and expense reductions[4]	1.56%	1.54%	1.59%	1.67%	1.72%[5]	1.88%
Net investment income (loss)	(1.56)%	0.91%	1.60%	1.44%	2.28%[5]	0.44%
Portfolio turnover rate	6%	2%	1%	16%[6]	7%	16%

1	For the nine months ended December 31, 2004. The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.
5	Annualized
6

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Allocation Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,					Year Ended March 31, 2004

CLASS C	2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$14.47	$14.39	$13.71	$13.28	$12.67	$9.72

Income from investment operations
Net investment income (loss)	(0.20)[2]	0.16	0.24	0.18	0.19	0.18 [2]
Net realized and unrealized gains or losses on investments	(3.06)	0.74	1.19	0.75	0.69	2.96

Total from investment operations	(3.26)	0.90	1.43	0.93	0.88	3.14

Distributions to shareholders from
Net investment income	(0.92)	(0.46)	(0.33)	(0.27)	(0.18)	(0.18)
Net realized gains	(0.85)	(0.36)	(0.42)	(0.23)	(0.09)	(0.01)
Tax basis return of capital	(0.32)	0	0	0	0	0

Total distributions to shareholders	(2.09)	(0.82)	(0.75)	(0.50)	(0.27)	(0.19)

Net asset value, end of period	$9.12	$14.47	$14.39	$13.71	$13.28	$12.67

Total return[3]	(22.85)%	6.29%	10.56%	7.10%	6.96%	32.36%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,019,585	$4,666,033	$4,100,205	$3,017,854	$1,614,975	$849,900
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[4]	1.56%	1.54%	1.59%	1.64%	1.72%[5]	1.88%
Expenses excluding waivers/reimbursements and expense reductions[4]	1.56%	1.54%	1.59%	1.67%	1.72%[5]	1.88%
Net investment income (loss)	(1.56)%	1.01%	1.76%	1.69%	2.43%[5]	0.37%
Portfolio turnover rate	6%	2%	1%	16%[6]	7%	16%

1	For the nine months ended December 31, 2004. The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.
5	Annualized
6

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Allocation Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,					Year Ended March 31, 2004

CLASS I	2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$14.99	$14.90	$14.16	$13.68	$13.02	$9.92

Income from investment operations
Net investment income (loss)	(0.07)[2]	0.31	0.39	0.27	0.22	0.30 [2]
Net realized and unrealized gains or losses on investments	(3.20)	0.77	1.25	0.82	0.79	3.03

Total from investment operations	(3.27)	1.08	1.64	1.09	1.01	3.33

Distributions to shareholders from
Net investment income	(1.13)	(0.63)	(0.48)	(0.38)	(0.26)	(0.22)
Net realized gains	(0.85)	(0.36)	(0.42)	(0.23)	(0.09)	(0.01)
Tax basis return of capital	(0.32)	0	0	0	0	0

Total distributions to shareholders	(2.30)	(0.99)	(0.90)	(0.61)	(0.35)	(0.23)

Net asset value, end of period	$9.42	$14.99	$14.90	$14.16	$13.68	$13.02

Total return	(22.12)%	7.29%	11.73%	8.11%	7.79%	33.65%

Ratios and supplemental data
Net assets, end of period (thousands)	$348,394	$337,645	$272,772	$171,789	$90,202	$46,970
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[3]	0.57%	0.54%	0.59%	0.64%	0.72%[4]	0.88%
Expenses excluding waivers/reimbursements and expense reductions[3]	0.57%	0.54%	0.59%	0.67%	0.72%[4]	0.88%
Net investment income (loss)	(0.56)%	2.18%	2.98%	2.75%	3.64%[4]	1.56%
Portfolio turnover rate	6%	2%	1%	16%[5]	7%	16%

1	For the nine months ended December 31, 2004. The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004.
2	Net investment income (loss) per share is based on average shares outstanding during the period.
3	Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.
4	Annualized
5

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Allocation Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,					Year Ended March 31, 2004[2]

CLASS R	2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$14.82	$14.73	$14.02	$13.59	$12.96	$11.95

Income from investment operations
Net investment income (loss)	(0.14)[3]	0.25	0.34 [3]	0.31	0.18	0.07 [3]
Net realized and unrealized gains or losses on investments	(3.15)	0.75	1.20	0.71	0.79	1.16

Total from investment operations	(3.29)	1.00	1.54	1.02	0.97	1.23

Distributions to shareholders from
Net investment income	(1.04)	(0.55)	(0.41)	(0.36)	(0.25)	(0.21)
Net realized gains	(0.85)	(0.36)	(0.42)	(0.23)	(0.09)	(0.01)
Tax basis return of capital	(0.32)	0	0	0	0	0

Total distributions to shareholders	(2.21)	(0.91)	(0.83)	(0.59)	(0.34)	(0.22)

Net asset value, end of period	$9.32	$14.82	$14.73	$14.02	$13.59	$12.96

Total return	(22.52)%	6.83%	11.10%	7.63%	7.53%	10.32%

Ratios and supplemental data
Net assets, end of period (thousands)	$11,035	$12,935	$9,546	$7,066	$496	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[4]	1.06%	1.04%	1.09%	1.15%	1.27%[5]	1.20%[5]
Expenses excluding waivers/reimbursements and expense reductions[4]	1.06%	1.04%	1.09%	1.18%	1.27%[5]	1.20%[5]
Net investment income (loss)	(1.06)%	1.61%	2.33%	5.19%	13.43%[5]	1.28%[5]
Portfolio turnover rate	6%	2%	1%	16%[6]	7%	16%

1	For the nine months ended December 31, 2004. The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004.
2	For the period from October 10, 2003 (commencement of class operations), to March 31, 2004.
3	Net investment income (loss) per share is based on average shares outstanding during the period.
4	Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.
5	Annualized
6

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investment in Asset Allocation Trust, at value (cost $8,996,369,963)	$7,399,817,134
Receivable for Fund shares sold	42,008,814
Receivable for investments sold	6,247,818
Prepaid expenses and other assets	109,798

Total assets	7,448,183,564

Liabilities
Dividends payable	59,474
Payable for Fund shares redeemed	57,215,571
Advisory fee payable	135,257
Distribution Plan expenses payable	277,726
Due to other related parties	993,525
Accrued expenses and other liabilities	420,527

Total liabilities	59,102,080

Net assets	$7,389,081,484

Net assets represented by
Paid-in capital	$8,985,940,672
Overdistributed net investment loss	(130,766)
Accumulated net realized losses on investments	(175,593)
Net unrealized losses on investments	(1,596,552,829)

Total net assets	$7,389,081,484

Net assets consists of
Class A	$2,640,410,378
Class B	1,369,656,903
Class C	3,019,585,393
Class I	348,393,742
Class R	11,035,068

Total net assets	$7,389,081,484

Shares outstanding (unlimited number of shares authorized)
Class A	281,487,199
Class B	147,196,845
Class C	331,176,255
Class I	36,965,524
Class R	1,183,565

Net asset value per share
Class A	$9.38
Class A — Offering price (based on sales charge of 5.75%)	$9.95
Class B	$9.30
Class C	$9.12
Class I	$9.42
Class R	$9.32

See Notes to Financial Statements

Evergreen Asset Allocation Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

Investment income	$0

Expenses
Advisory fee	30,618,744
Distribution Plan expenses
Class A	9,917,190
Class B	18,248,173
Class C	40,818,186
Class R	64,232
Administrative services fee	10,030,263
Transfer agent fees	11,967,715
Trustees’ fees and expenses	344,645
Printing and postage expenses	1,450,296
Custodian and accounting fees	1,091,645
Registration and filing fees	166,642
Professional fees	215,847
Other	221,022

Total expenses	125,154,600
Less: Expense reductions	(76,539)
Fee waivers and expense reimbursements	(524,943)

Net expenses	124,553,118

Net investment loss	(124,553,118)

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Sale of investment company shares	(74,084,591)
Capital gain distributions from investment company shares	350,846,292

Net realized gains on investments	276,761,701
Net change in unrealized gains or losses on investments	(2,634,214,495)

Net realized and unrealized gains or losses on investments	(2,357,452,794)

Net decrease in net assets resulting from operations	$(2,482,005,912)

See Notes to Financial Statements

Evergreen Asset Allocation Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008		2007

Operations
Net investment income (loss)		$(124,553,118)		$143,097,989
Net realized gains on investments		276,761,701		600,244,483
Net change in unrealized gains or losses on investments		(2,634,214,495)		(42,272,156)

Net increase (decrease) in net assets resulting from operations		(2,482,005,912)		701,070,316

Distributions to shareholders from
Net investment income
Class A		(260,963,878)		(163,974,693)
Class B		(119,683,957)		(64,162,975)
Class C		(264,680,165)		(142,217,278)
Class I		(34,626,066)		(13,593,645)
Class R		(1,027,711)		(454,085)
Net realized gains
Class A		(222,953,060)		(97,383,340)
Class B		(112,421,994)		(49,921,284)
Class C		(256,028,499)		(105,858,352)
Class I		(23,607,583)		(6,741,047)
Class R		(821,178)		(267,302)
Tax basis return of capital
Class A		(76,190,484)		0
Class B		(39,995,118)		0
Class C		(90,647,269)		0
Class I		(9,852,514)		0
Class R		(315,140)		0

Total distributions to shareholders		(1,513,814,616)		(644,574,001)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	66,395,772	864,158,011	77,263,138	1,174,229,125
Class B	16,361,935	213,919,037	20,532,243	307,512,636
Class C	60,185,015	739,493,126	71,003,450	1,044,480,514
Class I	24,842,062	317,488,619	11,180,882	172,266,772
Class R	533,429	6,818,126	527,728	7,949,554

		2,141,876,919		2,706,438,601

Net asset value of shares issued in reinvestment of distributions
Class A	45,360,938	451,907,598	14,303,539	210,935,317
Class B	25,091,594	247,651,834	7,113,672	103,567,232
Class C	45,002,996	435,817,045	12,107,802	173,113,906
Class I	6,119,101	59,505,056	866,580	12,870,805
Class R	169,938	1,657,862	37,496	549,576

		1,196,539,395		501,036,836

Automatic conversion of Class B shares to Class A shares
Class A	3,484,024	46,052,080	4,100,758	62,113,271
Class B	(3,535,891)	(46,052,080)	(4,159,170)	(62,113,271)

		0		0

See Notes to Financial Statements

Evergreen Asset Allocation Fund

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended December 31,

	2008		2007

	Shares		Shares

Capital share transactions
continued
Payment for shares redeemed
Class A	(129,279,292)	$(1,656,575,415)	(61,623,983)	$(937,756,222)
Class B	(35,299,576)	(447,337,433)	(18,832,321)	(282,628,683)
Class C	(96,474,650)	(1,188,034,576)	(45,545,172)	(670,848,418)
Class I	(16,514,923)	(210,386,804)	(7,838,176)	(120,075,761)
Class R	(392,691)	(5,063,837)	(340,250)	(5,113,989)

		(3,507,398,065)		(2,016,423,073)

Net increase (decrease) in net assets resulting from capital share transactions		(168,981,751)		1,191,052,364

Total increase (decrease) in net assets		(4,164,802,279)		1,247,548,679
Net assets
Beginning of period		11,553,883,763		10,306,335,084

End of period		$7,389,081,484		$11,553,883,763

Undistributed (overdistributed) net investment income (loss)		$(130,766)		$34,047,950

See Notes to Financial Statements

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Asset Allocation Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund invests all of its investable assets in Asset Allocation Trust, a fund-of-funds, which primarily allocates its investments among mutual funds advised by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) investing in both U.S. and foreign equity and debt securities (“underlying funds”). The Fund operates as a “fund-of-funds” which invests in shares of Asset Allocation Trust. At December 31, 2008, the Fund owned 100% of Asset Allocation Trust. The consolidated financial statements of Asset Allocation Trust, including the Consolidated Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

The Fund records its investment in Asset Allocation Trust at fair value. The valuation of investments in the underlying funds held by Asset Allocation Trust is discussed in its Notes to Consolidated Financial Statements, which is included elsewhere in this report.

b. Investment transactions and investment income

Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Realized gains

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

and losses resulting from investment transactions are determined on the identified cost basis.

c. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from underlying mutual funds and dividend redesignations.

During the year ended December 31, 2008, the following amounts were reclassified:

Paid-in capital	$(834,052,251)
Overdistributed net investment loss	771,356,179
Accumulated net realized losses on investments	62,696,072

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Well Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.47% and declining to 0.20% as average daily net assets increase. For the year ended December 31, 2008, the advisory fee was equivalent to an annual rate of 0.31% of the Fund’s average daily net assets.

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $3,474 and reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $521,469.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2008, the administrative service fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an indirect, wholly-owned subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended December 31, 2008, the transfer agent fees were equivalent to an annual rate of 0.12% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS, an indirect, wholly-owned subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of Class R shares. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended December 31, 2008, EIS received $925,272 from the sale of Class A shares and $158,002, $6,987,764 and $808,926 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2008, the Fund made aggregate purchases and sales of $637,418,141 and $2,047,942,228, respectively, in its investment into Asset Allocation Trust.

On January 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Asset Allocation Trust

Level 1 – Quoted Prices	$0
Level 2 – Other Significant Observable Inputs	7,399,817,134
Level 3 – Significant Unobservable Inputs	0

Total	$7,399,817,134

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

On December 31, 2008, the aggregate cost of securities for federal income tax purposes was $8,996,545,556. The gross unrealized appreciation and depreciation on securities based on tax cost was $0 and $1,596,728,422, respectively, with a net unrealized depreciation of $1,596,728,422.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended December 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Unrealized Depreciation	Temporary Book/ Tax Differences

$1,596,728,422	($130,766)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2008	2007

Ordinary Income	$680,981,777	$384,402,675
Long-term Capital Gain	615,832,314	260,171,325
Return of Capital	217,000,525	0

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended December 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008. The adoption of this FASB Staff Position did not require additional disclosures to the Fund’s financial statements.

Evergreen Asset Allocation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Asset Allocation Fund, a series of the Evergreen Equity Trust, as of December 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Asset Allocation Fund as of December 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2009

Evergreen Asset Allocation Fund

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $615,832,314 for the fiscal year ended December 31, 2008.

With respect to dividends paid from investment company taxable income during the fiscal year ended December 31, 2008, the Fund designates 30.17% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

The Fund paid total distributions of $1,513,814,616 during the year ended December 31, 2008 of which 44.98% was from ordinary taxable income, 40.68% was from long-term capital gain and 14.34% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2009 a Form 1099-DIV that will inform them of the tax character of this distribution as well as all other distributions made by the Fund in calendar year 2008.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Each year, the Funds’ Board of Trustees determines whether to approve the continuation of the Evergreen Asset Allocation Fund’s and Asset Allocation Trust’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Funds, of Grantham, Mayo and Otterloo & Co. LLC (“GMO”), or EIMC (the “independent Trustees”), approved the continuation of each Fund’s investment advisory agreement. (References below to the “Funds” are to Evergreen Asset Allocation Fund and Asset Allocation Trust; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams at EIMC, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC or GMO were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Funds, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams at EIMC for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading

ADDITIONAL INFORMATION (unaudited) continued

practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008. The Trustees also received and reviewed information regarding, among other things, the services provided by GMO, GMO’s investment management personnel generally, and GMO’s investment approach for the Asset Allocation Trust.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds

ADDITIONAL INFORMATION (unaudited) continued

for those services. They considered other so-called “fall-out” benefits to EIMC, GMO and their affiliates due to their respective relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that because the Evergreen Asset Allocation Fund and Asset Allocation Trust are funds in a master-feeder arrangement and Asset Allocation Trust is a “fund-of-funds”, growth in the Evergreen Asset Allocation Fund’s assets would result in additions to the assets under management in the funds in which the Asset Allocation Trust invests, which are also advised by GMO. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates and GMO generally provide comprehensive investment management services to the respective Funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered information regarding the GMO organization generally. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the

ADDITIONAL INFORMATION (unaudited) continued

basis of these factors, they determined that the nature and scope of the services provided by EIMC and GMO were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the Funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Funds and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC and GMO, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees noted that, for the one-, three, and five-year periods ended December 31, 2007, Evergreen Asset Allocation Fund’s Class A shares had underperformed the broad-based securities index against which the Trustees compared the Fund’s performance, and performed in the third, fourth, and fifth quintiles, respectively, of the mutual funds against which the Trustees compared the Fund’s performance over the same periods. The Trustees also noted that Evergreen Asset Allocation Fund’s Class A shares had outperformed the broad-based securities index against which the Trustees compared the Fund’s performance for the ten-year period ended December 31, 2007, and performed in the fourth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees also noted, however, the Fund’s long-term track record of positive absolute performance with low volatility, notwithstanding the Fund’s relative underperformance compared to its peer funds. The Trustees noted that GMO appeared consistently to have applied its long-term investment discipline to the management of the Asset Allocation Trust, taking a relatively defensive view on many securities markets in recent periods, and that that view appeared to have been the source of a substantial amount of the Fund’s underperformance. They noted that GMO and Evergreen Asset Allocation Fund appear, notwithstanding Evergreen Asset Allocation Fund’s relative underperformance, to have remained quite popular with a large segment of the investing public, and that Evergreen Asset Allocation Fund appeared successfully to have brought the GMO asset allocation product to the larger retail marketplace.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees

ADDITIONAL INFORMATION (unaudited) continued

compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that, although Evergreen Asset Allocation Fund pays an investment advisory fee to EIMC for services rendered with respect to the oversight of GMO and Evergreen Asset Allocation Fund’s investment program generally, Asset Allocation Trust does not pay any direct advisory fees to GMO for the services provided, but each of the underlying funds in which the Asset Allocation Trust invests pays an advisory fee to GMO in GMO’s capacity as investment advisor to the underlying fund. The Trustees noted that Evergreen Asset Allocation Fund bears a part of those fees indirectly through its investment in Asset Allocation Trust and, in turn, the underlying funds. The Trustees considered information, as presented in Evergreen Asset Allocation Fund’s prospectus, as to the indirect expenses of Asset Allocation Trust, including advisory and administrative expenses, from investing in the GMO-advised mutual funds. The Trustees noted that the management fee paid by Evergreen Asset Allocation Fund was lower than the average and the median of the management fees paid by the mutual funds against which the Trustees compared Evergreen Asset Allocation Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that Evergreen Asset Allocation Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

ADDITIONAL INFORMATION (unaudited) continued

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements. The Trustees did not consider the profitability of the Asset Allocation Trust to GMO because the Asset Allocation Trust does not pay any fees directly to GMO.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements.1 Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

ADDITIONAL INFORMATION (unaudited) continued

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

ADDITIONAL INFORMATION (unaudited) continued

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

1

The following discussion does not apply to Asset Allocation Trust’s advisory arrangements because Asset Allocation Trust’s investment adviser is GMO, not EIMC, and Asset Allocation Trust’s Advisory Agreement with GMO was not affected by the transactions described.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

566389 rv6 02/2009

Item 2  –  Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3  –  Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the one series of the Registrant’s annual financial statements for the fiscal years ended December 31, 2008 and December 31, 2007, and fees billed for other services rendered by KPMG LLP.

	2008	2007
Audit fees	$31,400	$28,800
Audit-related fees	0	0
Tax fees (1)	1,500	1,200
Non-audit fees (2)	936,736	1,169,005
All other fees	0	0

(1) Tax fees consists of fees for tax consultation, tax compliance and tax review. dean

(2) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Multi-Sector Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund
Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I.    Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II.    Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III.   Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV.   Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V.    Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI.    All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII.   Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII.  Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX.  Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chairman of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 – Controls and Procedures

(a)  The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Asset Allocation Trust

By: _______________________
       W. Douglas Munn
       Principal Executive Officer

Date: March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
       W. Douglas Munn
       Principal Executive Officer

Date: March 2, 2009

By: ________________________
       Jeremy DePalma
       Principal Financial Officer

Date: March 2, 2009